Exhibit 99.1

SUPPLEMENTAL HISTORICAL FINANCIAL INFORMATION

Unless the context otherwise requires, the terms "Corporation," "Kimberly-Clark," "K-C," "we," "our" and "us" refer to Kimberly-Clark Corporation and its consolidated subsidiaries.
Forward Looking Statements
Certain matters contained in this supplemental information concerning the business outlook, including raw material, energy and other input costs, our plans and expectations regarding the pending IFP Transaction, the anticipated charges and savings from the 2024 Transformation Initiative, cash flow and uses of cash, growth initiatives, innovations, marketing and other spending, net sales, anticipated currency rates and exchange risks, including the impact in Argentina and Türkiye, effective tax rate, contingencies and anticipated transactions of Kimberly-Clark, including dividends, share repurchases and pension contributions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based upon management's expectations and beliefs concerning future events impacting Kimberly-Clark. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to publicly update them.
The assumptions used as a basis for the forward-looking statements include many estimates that, among other things, depend on the achievement of future cost savings and projected volume increases. In addition, many factors outside our control, including risks and uncertainties around the pending IFP Transaction (including risks related to delays or failure to complete the proposed transaction, the incurrence of significant transaction and separation costs, adverse market reactions, regulatory or legal challenges, and operational disruptions), risks that we are not able to realize the anticipated benefits of the 2024 Transformation Initiative (including risks related to disruptions to our business or operations or related to any delays in implementation), war in Ukraine (including the related responses of consumers, customers, and suppliers and sanctions issued by the U.S., the European Union, Russia or other countries), government trade or similar regulatory actions (including current and potential trade and tariff actions affecting the countries where we operate and the resulting negative impacts on our supply chain, commodity costs, and consumer spending), pandemics, epidemics, fluctuations in foreign currency exchange rates, the prices and availability of our raw materials, supply chain disruptions, disruptions in the capital and credit markets, counterparty defaults (including customers, suppliers and financial institutions with which we do business), failure to realize the expected benefits or synergies from our acquisition and disposition activity, impairment of goodwill and intangible assets and our projections of operating results and other factors that may affect our impairment testing, changes in customer preferences, severe weather conditions, regional instabilities and hostilities (including the war in Israel), potential competitive pressures on selling prices for our products, energy costs, general economic and political conditions globally and in the markets in which we do business, as well as our ability to maintain key customer relationships, could affect the realization of these estimates.
The factors described under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 (the "2024 Form 10-K"), or in our other SEC filings, among others, could cause our future results to differ from those expressed in any forward-looking statements made by us or on our behalf. Other factors not presently known to us or that we presently consider immaterial could also affect our business operations and financial results.
Background
On June 5, 2025, we announced that the Company will form a joint venture with Suzano S.A. ("Suzano") and Suzano International Holding B.V., a wholly-owned subsidiary of Suzano ("Buyer"), comprised of substantially all the operations of the Company's former International Family Care and Professional segment (the "IFP Business"). To facilitate this transaction, we entered into an Equity and Asset Purchase Agreement (the "Purchase Agreement") with Buyer, pursuant to which we will, among other things, effectuate a reorganization through the transfer of certain assets, liabilities and equity interests of the IFP Business to Kimberly-Clark IFP NewCo B.V., an indirect wholly-owned subsidiary of the Company (the "Joint Venture"). At the time of closing, which is expected to take place in mid-2026 and will only take place following the satisfaction of consultation requirements and customary closing conditions, including obtaining required regulatory approvals, Buyer will acquire a 51% interest in the Joint Venture for a purchase price of approximately $1.7 billion, subject to certain closing adjustments set forth in the Purchase Agreement, and we will retain a 49% equity interest (the "IFP Transaction").

In accordance with ASC 205, Presentation of Financial Statements, we determined the IFP Transaction represents a strategic shift that will have a major effect on our operations and financial results. Accordingly, effective in the second quarter of fiscal 2025, the results of the IFP Business are reported as discontinued operations and excluded from both continuing operations and segment results for all reporting periods (including comparable historical periods).
Segment Reporting
As discussed above, the results of the IFP Business are excluded from segment results for all reporting periods (including comparable historical periods). This includes certain costs that were previously allocated to the International Personal Care ("IPC") segment that relate to assets or activities that are part of the IFP Transaction. These costs have been removed from the results of the IPC segment and are reported as discontinued operations.
Additionally, certain operations and commercial activities of the former IFP segment retained by the Company are now reported in the North America ("NA") and IPC segments.
As a result, the Company's continuing operations are now organized into two reportable segments defined by geographic region: North America and International Personal Care.
Further, Corporate and Other now includes the following:
•Operations of the former IFP segment that were divested prior to the IFP Transaction and therefore not reported as discontinued operations.
•Costs previously allocated to the former IFP segment that are not directly attributable to the operations nor included in the IFP Transaction and therefore are not reported as discontinued operations.
For informational purposes only, we have recast our historical financial and segment results to reflect the presentation of the IFP Business as discontinued operations for each of the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, and the years ended December 31, 2024 and December 31, 2023. These changes had no impact on our consolidated financial results for any of the periods presented in our Quarterly Reports on Form 10-Q for the respective interim periods outlined above, or any of the annual periods presented in our 2024 Form 10-K.
The following unaudited financial information is based on our historical consolidated financial statements after giving effect to the reporting of the IFP Business as discontinued operations. This supplemental information should be read together with our unaudited condensed consolidated financial statements and related notes in each of our Quarterly Reports on Form 10-Q for the respective interim periods outlined above, and our audited consolidated financial statements and related notes in our 2024 Form 10-K. The financial information contained in this supplemental information is not indicative of future or annual results.

Kimberly-Clark Corporation and Subsidiaries
Condensed Consolidated Statements of Income
Recast to Present the IFP Business as Discontinued Operations
(Unaudited)

	Year Ended December 31
(In millions, except per share amounts)	2024	2023
Net Sales	$16,805	$17,146
Cost of products sold	10,516	10,877
Gross Profit	6,289	6,269
Marketing, research and general expenses	3,930	3,615
Impairment of intangible assets	97	658
Other (income) and expense, net	(438)	68
Operating Profit	2,700	1,928
Nonoperating expense	(60)	(95)
Interest income	48	66
Interest expense	(270)	(293)
Income from Continuing Operations Before Income Taxes and Equity Interests	2,418	1,606
Provision for income taxes	(442)	(343)
Income from Continuing Operations Before Equity Interests	1,976	1,263
Share of net income of equity companies	216	196
Income from Continuing Operations	2,192	1,459
Income from Discontinued Operations, Net of Income Taxes	386	305
Net Income	2,578	1,764
Net income attributable to noncontrolling interests	(33)	—
Net Income Attributable to Kimberly-Clark Corporation	$2,545	$1,764

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic:
Continuing operations	$6.43	$4.32
Discontinued operations	1.15	0.90
Basic Earnings per Share	$7.58	$5.22

Diluted:
Continuing operations	$6.41	$4.31
Discontinued operations	1.14	0.90
Diluted Earnings per Share	$7.55	$5.21

Kimberly-Clark Corporation and Subsidiaries
Condensed Consolidated Statements of Income
Recast to Present the IFP Business as Discontinued Operations
(Unaudited)

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
(In millions, except per share amounts)	2025	2024	2024	2024	2024
Net Sales	$4,054	$4,104	$4,144	$4,231	$4,326
Cost of products sold	2,545	2,659	2,580	2,637	2,640
Gross Profit	1,509	1,445	1,564	1,594	1,686
Marketing, research and general expenses	855	1,006	1,006	967	951
Impairment of intangible assets	—	—	97	—	—
Other (income) and expense, net	23	19	(565)	88	20
Operating Profit	631	420	1,026	539	715
Nonoperating expense	(17)	(15)	(15)	(15)	(15)
Interest income	7	11	18	9	10
Interest expense	(64)	(64)	(67)	(72)	(67)
Income from Continuing Operations Before Income Taxes and Equity Interests	557	352	962	461	643
Provision for income taxes	(131)	(47)	(187)	(60)	(148)
Income from Continuing Operations Before Equity Interests	426	305	775	401	495
Share of net income of equity companies	44	44	48	63	61
Income from Continuing Operations	470	349	823	464	556
Income from Discontinued Operations, Net of Income Taxes	103	103	92	89	102
Net Income	573	452	915	553	658
Net income attributable to noncontrolling interests	(6)	(5)	(8)	(9)	(11)
Net Income Attributable to Kimberly-Clark Corporation	$567	$447	$907	$544	$647

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic:
Continuing operations	$1.40	$1.03	$2.43	$1.35	$1.62
Discontinued operations	0.31	0.31	0.27	0.26	0.30
Basic Earnings per Share	$1.71	$1.34	$2.70	$1.61	$1.92

Diluted:
Continuing operations	$1.39	$1.03	$2.42	$1.35	$1.61
Discontinued operations	0.31	0.31	0.27	0.26	0.30
Diluted Earnings per Share	$1.70	$1.34	$2.69	$1.61	$1.91

Kimberly-Clark Corporation and Subsidiaries
Discontinued Operations of the IFP Business
(Unaudited)

	Year Ended December 31
(In millions)	2024	2023
Net Sales	$3,253	$3,285
Cost of products sold	2,362	2,522
Gross Profit	891	763
Marketing, research and general expenses	381	346
Other (income) and expense, net	—	1
Operating Profit	510	416
Nonoperating expense	(1)	(1)
Income from Discontinued Operations Before Income Taxes	509	415
Provision for income taxes	(123)	(110)
Income from Discontinued Operations, Net of Income Taxes	$386	$305

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
(In millions)	2025	2024	2024	2024	2024
Net Sales	$786	$824	$808	$798	$823
Cost of products sold	562	594	588	582	598
Gross Profit	224	230	220	216	225
Marketing, research and general expenses	86	103	91	99	88
Other (income) and expense, net	—	(1)	1	1	(1)
Operating Profit	138	128	128	116	138
Nonoperating expense	(1)	(1)	—	—	—
Income from Discontinued Operations Before Income Taxes	137	127	128	116	138
Provision for income taxes	(34)	(24)	(36)	(27)	(36)
Income from Discontinued Operations, Net of Income Taxes	$103	$103	$92	$89	$102

Kimberly-Clark Corporation and Subsidiaries
Segment Reporting
Recast to Reflect the IFP Business as Discontinued Operations
(Unaudited)

	Year Ended December 31
(In millions)	2024	2023
Net Sales
NA	$11,017	$10,996
IPC	5,743	5,940
Segment Net Sales(a)	16,760	16,936
Corporate & Other(b)	45	210
Total Net Sales	$16,805	$17,146

Operating Profit
NA	$2,542	$2,514
IPC	826	673
Segment Operating Profit(a)	3,368	3,187
Corporate & Other(b)	(668)	(1,259)
Total Operating Profit	$2,700	$1,928

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
(In millions)	2025	2024	2024	2024	2024
Net Sales
NA	$2,668	$2,723	$2,735	$2,783	$2,776
IPC	1,386	1,381	1,409	1,427	1,526
Segment Net Sales(a)	4,054	4,104	4,144	4,210	4,302
Corporate & Other(b)	—	—	—	21	24
Total Net Sales	$4,054	$4,104	$4,144	$4,231	$4,326

Operating Profit
NA	$678	$550	$641	$682	$669
IPC	201	165	201	209	251
Segment Operating Profit(a)	879	715	842	891	920
Corporate & Other(b)	(248)	(295)	184	(352)	(205)
Total Operating Profit	$631	$420	$1,026	$539	$715
(a)    Segment Net Sales and Segment Operating Profit are non-GAAP financial measures as they exclude certain results included within Corporate & Other, as discussed below. Refer to "Summary of Non-GAAP Financial Measures" below for further discussion of how we utilize non-GAAP financial measures. As shown above, we have included a reconciliation to Total Net Sales and Total Operating Profit, as determined in accordance with GAAP.
(b)    Corporate & Other includes income and expense not associated with the ongoing operations of the segments, including certain operations of the former IFP segment that were divested prior to the IFP Transaction and costs previously allocated to the former IFP segment that aren't eligible to be reported as discontinued operations.

SUMMARY OF NON-GAAP FINANCIAL MEASURES
The following provides the reconciliation of the non-GAAP financial measures summarized below to the most closely related GAAP measure. These measures include: Organic Sales Growth, Adjusted Gross Profit, Adjusted Operating Profit, Adjusted Earnings per Share, and Adjusted Effective Tax Rate. These measures are provided on a continuing operations basis and exclude the impact of discontinued operations.
•Organic Sales Growth is defined as the change in Net Sales, as determined in accordance with U.S. GAAP, excluding the impacts of currency translation and divestitures and business exits.
•Adjusted Gross and Operating Profit, Adjusted Earnings per Share, and Adjusted Effective Tax Rate are defined as Gross Profit, Operating Profit, Diluted Earnings per Share, and Effective Tax Rate, respectively, as determined in accordance with U.S. GAAP, excluding the impacts of certain items that management believes do not reflect our underlying operations.
The income tax effect of these non-GAAP items on the Company's Adjusted Earnings per Share is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. The impact of these non-GAAP items on the Company’s effective tax rate represents the difference in the effective tax rate calculated with and without the non-GAAP adjustment on Income from Continuing Operations Before Income Taxes and Equity Interests and Provision for income taxes.
We use these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that we do not believe reflect our underlying and ongoing operations. We believe that presenting these non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating our results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding U.S. GAAP financial measures and the reconciliation to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.
These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures, and they should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items being excluded. We compensate for these limitations by using these non-GAAP financial measures as a supplement to the GAAP measures and by providing reconciliations of the non-GAAP and comparable GAAP financial measures. For further information about the non-GAAP adjustments included below, refer to our Annual Report on Form 10-K for the year ended December 31, 2024.
Summary of Non-GAAP financial measures:

	Year Ended December 31
	2024	2023
Adjusted Gross Profit	$6,433	$6,284
Adjusted Operating Profit	2,727	2,542
Adjusted Earnings per Share	6.16	5.67
Adjusted Effective Tax Rate	22.7%	22.6%

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
	2025	2024	2024	2024	2024
Adjusted Gross Profit	$1,562	$1,513	$1,595	$1,639	$1,686
Adjusted Operating Profit	706	556	682	729	760
Adjusted Earnings per Share	1.62	1.19	1.56	1.70	1.71
Adjusted Effective Tax Rate	20.7%	26.8%	21.5%	20.4%	23.1%

The following tables provide a reconciliation of Organic Sales Growth from continuing operations:

	Year Ended December 31
Percent change vs. the prior year period	2024	2023
Net Sales Growth	(2.0)	1.1
Currency Translation	4.2	3.0
Divestitures and Business Exits	1.6	0.7
Organic Sales Growth(a)	3.9	4.8

	Three Months Ended
Percent change vs. the prior year period	March 31	December 31	September 30	June 30	March 31
	2025	2024	2024	2024	2024
Net Sales Growth	(6.3)	(1.4)	(4.1)	(2.1)	(0.2)
Currency Translation	2.4	2.2	3.8	4.9	6.0
Divestitures and Business Exits	2.5	1.7	1.8	1.2	1.4
Organic Sales Growth(a)	(1.4)	2.5	1.5	4.0	7.3
(a)    Tables may not foot due to rounding.
The following tables provide a reconciliation of Adjusted Gross Profit from continuing operations:

	Year Ended December 31
	2024	2023
Gross Profit	$6,289	$6,269
2024 Transformation Initiative	144	—
Sale of Brazil Tissue and Professional Business	—	15
Adjusted Gross Profit	$6,433	$6,284

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
	2025	2024	2024	2024	2024
Gross Profit	$1,509	$1,445	$1,564	$1,594	$1,686
2024 Transformation Initiative	53	68	31	45	—
Adjusted Gross Profit	$1,562	$1,513	$1,595	$1,639	$1,686
The following tables provide a reconciliation of Adjusted Operating Profit from continuing operations:

	Year Ended December 31
	2024	2023
Operating Profit	$2,700	$1,928
2024 Transformation Initiative	456	—
Sale of Personal Protective Equipment Business	(565)	—
Impairment of Intangible Assets	97	658
Legal Expense	39	—
Sale of Brazil Tissue and Professional Business	—	(44)
Adjusted Operating Profit	$2,727	$2,542

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
	2025	2024	2024	2024	2024
Operating Profit	$631	$420	$1,026	$539	$715
2024 Transformation Initiative	75	97	124	190	45
Sale of Personal Protective Equipment Business	—	—	(565)	—	—
Impairment of Intangible Assets	—	—	97	—	—
Legal Expense	—	39	—	—	—
Adjusted Operating Profit	$706	$556	$682	$729	$760
The following tables provide a reconciliation of Adjusted Earnings per Share from continuing operations:

	Year Ended December 31
	2024	2023
Diluted Earnings per Share	$6.41	$4.31
2024 Transformation Initiative	1.01	—
Sale of Personal Protective Equipment Business	(1.34)	—
Impairment of Intangible Assets	0.17	1.36
Legal Expense	0.11	—
Softex Tax Reserve Release	(0.20)	—
Sale of Brazil Tissue and Professional Business	—	(0.08)
Pension Settlements	—	0.08
Adjusted Earnings per Share(a)	$6.16	$5.67

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
	2025	2024	2024	2024	2024
Diluted Earnings per Share	$1.39	$1.03	$2.42	$1.35	$1.61
2024 Transformation Initiative	0.23	0.25	0.31	0.35	0.10
Sale of Personal Protective Equipment Business	—	—	(1.34)	—	—
Impairment of Intangible Assets	—	—	0.17	—	—
Legal Expense	—	0.11	—	—	—
Softex Tax Reserve Release	—	(0.20)	—	—	—
Adjusted Earnings per Share(a)	$1.62	$1.19	$1.56	$1.70	$1.71
(a)    The non-GAAP adjustments included above are presented net of tax. The income tax effect of these non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. Refer to the Adjusted Effective Tax Rate reconciliation below for the tax effect of these adjustments on the Company's reported Provision for income taxes.

The following tables provide a reconciliation of the continuing operations Adjusted Effective Tax Rate:

	Year Ended December 31
	2024		2023
	Income from Continuing Operations Before Income Taxes and Equity Interests	Provision for Income Taxes	Income from Continuing Operations Before Income Taxes and Equity Interests	Provision for Income Taxes
As Reported	$2,418	$(442)	$1,606	$(343)
2024 Transformation Initiative	457	(118)	—	—
Sale of Personal Protective Equipment Business	(565)	112	—	—
Impairment of Intangible Assets	97	(40)	658	(175)
Legal Expense	39	(1)	—	—
Softex Tax Reserve Release	—	(67)	—	—
Sale of Brazil Tissue and Professional Business	—	—	(44)	18
Pension Settlements	—	—	35	(9)
As Adjusted	$2,446	$(556)	$2,255	$(509)

Effective Tax Rate:
As Reported		18.3%		21.4%
As Adjusted		22.7%		22.6%

	Three Months Ended March 31
	2025
	Income from Continuing Operations Before Income Taxes and Equity Interests	Provision for Income Taxes
As Reported	$557	$(131)
2024 Transformation Initiative	77	—
As Adjusted	$634	$(131)

Effective Tax Rate:
As Reported		23.5%
As Adjusted		20.7%

	Three Months Ended
	December 31		September 30		June 30		March 31
	2024		2024		2024		2024
	Income from Continuing Operations Before Income Taxes and Equity Interests	Provision for Income Taxes	Income from Continuing Operations Before Income Taxes and Equity Interests	Provision for Income Taxes	Income from Continuing Operations Before Income Taxes and Equity Interests	Provision for Income Taxes	Income from Continuing Operations Before Income Taxes and Equity Interests	Provision for Income Taxes
As Reported	$352	$(47)	$962	$(187)	$461	$(60)	$643	$(148)
2024 Transformation Initiative	98	(16)	124	(18)	190	(73)	45	(11)
Sale of Personal Protective Equipment Business	—	—	(565)	112	—	—	—	—
Impairment of Intangible Assets	—	—	97	(40)	—	—	—	—
Legal Expense	39	(1)	—	—	—	—	—	—
Softex Tax Reserve Release	—	(67)	—	—	—	—	—	—
As Adjusted	$489	$(131)	$618	$(133)	$651	$(133)	$688	$(159)

Effective Tax Rate:
As Reported		13.4%		19.4%		13.0%		23.0%
As Adjusted		26.8%		21.5%		20.4%		23.1%